Fees Summary	Mar. 23, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 22,242.56
Total Fee Amount	161,913.18
Interest Amount	0
Net Fee	$ 139,670.62
Total Fee and Interest Amount	161,913.18